UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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Filed by a Party other than the Registrant ☐

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☐     Definitive Proxy Statement

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☐     Soliciting Material under §240.14a-12

PURE ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

On May 5, 2020, Pure Acquisition Corp. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) for a Special Meeting of Stockholders (the “Special Meeting”), which is scheduled to be held on Friday, May 15, 2020, at 10:00 a.m. local time at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102. Capitalized terms used but not otherwise defined in this Amendment No. 1 have the meanings ascribed to them in the Proxy Statement. This Amendment No. 1 to the Proxy Statement is being filed to amend portions of the Proxy Statement with respect to Contributions to be made by Sponsor in connection with the Extension Amendment. Specifically, the Company’s Sponsor will make aggregate contributions to the Trust Account of $200,000 per month that is needed by the Company to complete the Business Combination from May 21, 2020 to the Extended Date, regardless of the number of shares redeemed in connection with the Special Meeting. The amount paid per share per month will equal $200,0000 divided by the number of shares outstanding after the Extension. By contrast, in the prior filing of the Proxy Statement, the Company disclosed that the Company’s Sponsor would pay to the Trust Account $0.02 per share of Class A Common Stock that has not been redeemed per month that is needed by the Company to complete the Business Combination from May 21, 2020 until the Extended Date, with the total monthly payment being no greater than $200,000. Sponsor or its affiliates will still have sole discretion to determine whether to continue extending the Contribution until the Extended Date, and if the Sponsor or its affiliate determines not to continue extending the Contribution at any time, its obligation to make additional Contributions will terminate and the Company will dissolve and liquidate as soon as reasonably practical after such determination. If the Sponsor determines to terminate the Contributions, Contributions will be made on a prorated basis, per day, in the month that notice is given of the Sponsor’s intent not to continue extending the Contributions with proration ending on the day that such notice is given.

In addition, this Amendment amends the Proxy Statement to disclose that the Large Investor Offer being made by the Sponsor will be available to holders of 10,000 or more shares of the Company’s Class A Common Stock or PIPE Investors agreeing to purchase 10,000 or more shares of HighPeak Energy common stock. By contrast, in the prior filing of the Proxy Statement, the Large Investor Offer was limited to holders or PIPE Investors, as applicable, holding or agreeing to purchase, as applicable, 100,000 or more shares.

As a result, Sponsor has offered (i) stockholders that own 10,000 or more shares of Class A Common Stock and commit to participate in the business combination (each, a “Large Stockholder” and, collectively, the “Large Stockholders”) and (ii) PIPE Investors that commit to purchase 10,000 or more shares of HighPeak Energy common stock in the PIPE Investment (“Large PIPE Investors” and, together with the Large Stockholders, the “Large Investors”), certain incentives in connection with their investments (the “Large Investor Offer”) on up to an aggregate of 15,000,000 shares (“Preferred Return Shares”) if such Large Investors participate in the Business Combination (including, in the case of the Large Stockholders, by exchanging their shares of Class A Common Stock for shares of HighPeak Energy common stock) and meet the other requirements of the Large Investor Offer. Specifically, the Large Investor Offer contemplates that, at the Preferred Return Date, Large Investors that have held their shares of HighPeak Energy common stock from the closing of the Business Combination through the Preferred Return Date would be provided, with respect to such shares, with a 10% Preferred Return subject to floor downside per-share price of $4.00, in the form of additional shares of HighPeak Energy common stock to the extent required, on terms and conditions to be negotiated with Large Investors. To secure the Preferred Return, Sponsor will cause to be placed into escrow at Closing up to 31,875,000 shares of HighPeak Energy common stock (i.e., 2.125 shares per share of HighPeak Energy common stock subject to the Large Investor Offer) paid to Sponsor as consideration in the Business Combination, with such shares having an aggregate value at the downside price of $4.00 per share of up to $127.5 million (i.e., in an amount sufficient to provide a 10% preferred simple annual return with respect to 15,000,000 Preferred Return Shares). Please see below an illustration of the aggregate number of Escrow Shares that would be distributed to the Large Investors under a number of price scenarios assuming the Large Investors held 15,000,000 shares for two years showing payment on the Preferred Return Date and also assuming the six (6) month extension is exercised:

Payment made at Preferred Return Date

All numbers in millions except share price

Share Price	Original Shares	Value of Shares	Total Escrow Shares Available	Escrow Shares Required	Total Value to Investor
$12.50	15	$188	30.000	0.000	$188
$12.00	15	$180	30.000	0.000	$180
$11.00	15	$165	30.000	1.364	$180
$10.00	15	$150	30.000	3.000	$180
$9.00	15	$135	30.000	5.000	$180
$8.00	15	$120	30.000	7.500	$180
$7.00	15	$105	30.000	10.714	$180
$6.00	15	$90	30.000	15.000	$180
$5.00	15	$75	30.000	21.000	$180
$4.00	15	$60	30.000	30.000	$180
$3.33	15	$50	30.000	30.000	$150
$3.00	15	$45	30.000	30.000	$135

Payment made six months following Preferred Return Date

All numbers in millions except share price

Share Price	Original Shares	Value of Shares	Total Escrow Shares Available	Escrow Shares Required	Total Value to Investor
$12.50	15	$188	31.875	0.00	$188
$12.00	15	$180	31.875	0.625	$188
$11.00	15	$165	31.875	2.045	$188
$10.00	15	$150	31.875	3.750	$188
$9.00	15	$135	31.875	5.833	$188
$8.00	15	$120	31.875	8.438	$188
$7.00	15	$105	31.875	11.786	$188
$6.00	15	$90	31.875	16.250	$188
$5.00	15	$75	31.875	22.500	$188
$4.00	15	$60	31.875	31.875	$188
$3.20	15	$48	31.875	31.875	$150
$3.00	15	$45	31.875	31.875	$141

Finally, this Amendment No. 1 supplements the Proxy Statement to disclose that, subsequent to the closing of the Business Combination (assuming the Extension Amendment Proposal is approved), management anticipates recommending that the board of HighPeak Energy declare a one-time cash dividend (the “Non-Redemption Dividend”) to holders of the Company’s Class A Common Stock that do not redeem their shares prior to the Business Combination (“Non-Redeeming Holders”) in an amount per share equal to the amount by which the per-share redemption value of the Company’s Class A Common Stock at the closing of the Business Combination exceeds $10.00 per share as promptly as practicable following the closing of the Business Combination. HighPeak Energy, the Company and the other parties to the Business Combination Agreement intend to enter into an amendment to the Business Combination Agreement prior to closing of the Business Combination that will permit the payment of the Non-Redemption Dividend and any necessary actions related thereto. The payment of future dividends, if any, including the Non-Redemption Dividend, will ultimately be determined by HighPeak Energy’s board of directors in light of conditions then existing.

No other changes have been made to the Proxy Statement and it continues to be in full force and effect as originally filed. This Amendment No. 1 contains important additional information and should be read together with the Proxy Statement.

PURE ACQUISITION CORP.
421 W. 3rd Street, Suite 1000
Fort Worth, Texas 76102

AMENDMENT NO. 1 TO PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 15, 2020

The following information supplements, amends and, to the extent inconsistent, supersedes the corresponding information in the Definitive Proxy Statement, dated May 5, 2020, previously furnished to stockholders of Pure Acquisition Corp., a Delaware corporation (the “Company”), in connection with a Special Meeting of Stockholders (the “Special Meeting”), which is scheduled to be held on Friday, May 15, 2020, at 10:00 a.m. local time at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102 to amend portions of the Proxy Statement with respect to Contributions to be made by Sponsor in connection with the Extension Amendment. Specifically, the Company’s Sponsor will make aggregate contributions to the Trust Account of $200,000 per month that is needed by the Company to complete the Business Combination from May 21, 2020 to the Extended Date, regardless of the number of shares redeemed in connection with the Special Meeting. The amount paid per share per month will equal $200,0000 divided by the number of shares outstanding after the Extension. By contrast, in the prior filing of the Proxy Statement, the Company disclosed that the Company’s Sponsor would pay to the Trust Account $0.02 per share of Class A Common Stock that has not been redeemed per month that is needed by the Company to complete the Business Combination from May 21, 2020 until the Extended Date, with the total monthly payment being no greater than $200,000. Sponsor or its affiliates will still have sole discretion to determine whether to continue extending the Contribution until the Extended Date, and if the Sponsor or its affiliate determines not to continue extending the Contribution at any time, its obligation to make additional Contributions will terminate and the Company will dissolve and liquidate as soon as reasonably practical after such determination. If the Sponsor determines to terminate the Contributions, Contributions will be made on a prorated basis, per day, in the month that notice is given of the Sponsor’s intent not to continue extending the Contributions with proration ending on the day that such notice is given.

In addition, this Amendment amends the Proxy Statement to disclose that the Large Investor Offer being made by the Sponsor will be available to holders of 10,000 or more shares of the Company’s Class A Common Stock or PIPE Investors agreeing to purchase 10,000 or more shares of HighPeak Energy common stock. By contrast, in the prior filing of the Proxy Statement, the Large Investor Offer was limited to holders or PIPE Investors, as applicable, holding or agreeing to purchase, as applicable, 100,000 or more shares.

As a result, Sponsor has offered (i) stockholders that own 10,000 or more shares of Class A Common Stock and commit to participate in the business combination (each, a “Large Stockholder” and, collectively, the “Large Stockholders”) and (ii) PIPE Investors that commit to purchase 10,000 or more shares of HighPeak Energy common stock in the PIPE Investment (“Large PIPE Investors” and, together with the Large Stockholders, the “Large Investors”), certain incentives in connection with their investments (the “Large Investor Offer”) on up to an aggregate of 15,000,000 shares (“Preferred Return Shares”) if such Large Investors participate in the Business Combination (including, in the case of the Large Stockholders, by exchanging their shares of Class A Common Stock for shares of HighPeak Energy common stock) and meet the other requirements of the Large Investor Offer. Specifically, the Large Investor Offer contemplates that, at the Preferred Return Date, Large Investors that have held their shares of HighPeak Energy common stock from the closing of the Business Combination through the Preferred Return Date would be provided, with respect to such shares, with a 10% Preferred Return subject to floor downside per-share price of $4.00, in the form of additional shares of HighPeak Energy common stock to the extent required, on terms and conditions to be negotiated with Large Investors. To secure the Preferred Return, Sponsor will cause to be placed into escrow at Closing up to 31,875,000 shares of HighPeak Energy common stock (i.e., 2.125 shares per share of HighPeak Energy common stock subject to the Large Investor Offer) paid to Sponsor as consideration in the Business Combination, with such shares having an aggregate value at the downside price of $4.00 per share of up to $127.5 million (i.e., in an amount sufficient to provide a 10% preferred simple annual return with respect to 15,000,000 Preferred Return Shares). Please see below an illustration of the aggregate number of Escrow Shares that would be distributed to the Large Investors under a number of price scenarios assuming the Large Investors held 10,000,000 shares for two years showing payment on the Preferred Return Date and also assuming the six (6) month extension is exercised:

Payment made at Preferred Return Date

All numbers in millions except share price

Share Price	Original Shares	Value of Shares	Total Escrow Shares Available	Escrow Shares Required	Total Value to Investor
$12.50	15	$188	30.000	0.000	$188
$12.00	15	$180	30.000	0.000	$180
$11.00	15	$165	30.000	1.364	$180
$10.00	15	$150	30.000	3.000	$180
$9.00	15	$135	30.000	5.000	$180
$8.00	15	$120	30.000	7.500	$180
$7.00	15	$105	30.000	10.714	$180
$6.00	15	$90	30.000	15.000	$180
$5.00	15	$75	30.000	21.000	$180
$4.00	15	$60	30.000	30.000	$180
$3.33	15	$50	30.000	30.000	$150
$3.00	15	$45	30.000	30.000	$135

Payment made six months following Preferred Return Date

All numbers in millions except share price

Share Price	Original Shares	Value of Shares	Total Escrow Shares Available	Escrow Shares Required	Total Value to Investor
$12.50	15	$188	31.875	0.00	$188
$12.00	15	$180	31.875	0.625	$188
$11.00	15	$165	31.875	2.045	$188
$10.00	15	$150	31.875	3.750	$188
$9.00	15	$135	31.875	5.833	$188
$8.00	15	$120	31.875	8.438	$188
$7.00	15	$105	31.875	11.786	$188
$6.00	15	$90	31.875	16.250	$188
$5.00	15	$75	31.875	22.500	$188
$4.00	15	$60	31.875	31.875	$188
$3.20	15	$48	31.875	31.875	$150
$3.00	15	$45	31.875	31.875	$141

Finally, this Amendment No. 1 supplements the Proxy Statement to disclose that, subsequent to the closing of the Business Combination (assuming the Extension Amendment Proposal is approved), management anticipates recommending that the board of HighPeak Energy declare a one-time cash dividend (the “Non-Redemption Dividend”) to holders of the Company’s Class A Common Stock that do not redeem their shares prior to the Business Combination (“Non-Redeeming Holders”) in an amount per share equal to the amount by which the per-share redemption value of the Company’s Class A Common Stock at the closing of the Business Combination exceeds $10.00 per share as promptly as practicable following the closing of the Business Combination. HighPeak Energy, the Company and the other parties to the Business Combination Agreement intend to enter into an amendment to the Business Combination Agreement prior to closing of the Business Combination that will permit the payment of the Non-Redemption Dividend and any necessary actions related thereto. The payment of future dividends, if any, including the Non-Redemption Dividend, will ultimately be determined by HighPeak Energy’s board of directors in light of conditions then existing.

 Unless the context otherwise requires, references herein to “we”, “us”, “our” or the “Company” refer to the Company.

This Amendment No. 1 relates to (i) Contributions to be made by Sponsor in connection with the Extension Amendment, (ii) the terms of the Large Investor Offer and (iii) a dividend to be paid by HighPeak Energy to Non-Redeeming Holders in connection with the closing of the Business Combination, and does not provide all of the information that is important to your decisions with respect to voting on the proposals that are being presented to stockholders for their vote at the Special Meeting. Additional information is contained in the Proxy Statement, which was previously mailed to you, if you requested a hard copy. To the extent that the information in this Amendment No. 1 differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Amendment No. 1 shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read this Amendment No. 1 carefully and in its entirety together with the Proxy Statement. Stockholders remain entitled to cast, revoke or re-cast their vote in relation to the Proposals to which the Proxy Statement relates.

This Amendment No. 1 relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Special Meeting.

The date of this Amendment No. 1 to the Proxy Statement is May 12, 2020.

Amendments to the Proxy Statement

The following paragraphs included in the Letter to Stockholders of Pure Acquisition Corp. are amended and restated in their entirety as follows (amended disclosure is shown in bold, underlined format):

In connection with previous proposals to amend the Company’s charter in order to extend the date in which the Company had to complete an initial business combination (the “Prior Extensions”), the Sponsor agreed to contribute or cause an affiliate to contribute to the Company as a loan $0.033 for each share of the Company’s Class A Common Stock, par value $0.0001 per share (“Class A Common Stock” or “public shares”), issued in its initial public offering (the “IPO”) that was not redeemed in connection with the Prior Extensions each calendar month needed by the Company to complete an initial business combination. The Company’s Sponsor will pay to the Trust Account $200,000 per month that is needed by the Company to complete the Business Combination from May 21, 2020 until the Extended Date (“Contributions”).

For example, if the Company completes a business combination on August 21, 2020, which would represent three months, the Sponsor would make aggregate Contributions of approximately $600,000. Each Contribution will be deposited in the Trust Account on or before the 23rd day of each calendar month. Accordingly, if the Extension Amendment Proposal is approved and the Extension takes effect then the redemption amount per public share as of August 21, 2020 (assuming 10,000,000 shares of Class A Common Stock remain outstanding after redemptions in connection with the Extension) would be approximately $10.58 per public share, in comparison to the redemption amount at the record date of approximately $10.52 per public share.

The following paragraph is added to the Letter to Stockholders of Pure Acquisition Corp. immediately prior to the paragraph that begins “If the Extension Amendment Proposal is not approved and we do not consummate a business combination by the Current Outside Date…”:

Further, subsequent to the closing of the Business Combination (assuming the Extension Amendment Proposal is approved), management anticipates recommending that the board of HighPeak Energy declare a one-time cash dividend (the “Non-Redemption Dividend”) to holders of the Company’s Class A Common Stock that do not redeem their shares prior to the Business Combination (“Non-Redeeming Holders”) in an amount per share equal to the amount by which the per-share redemption value of the Company’s Class A Common Stock at the closing of the Business Combination exceeds $10.00 per share as promptly as practicable following the closing of the Business Combination. HighPeak Energy, the Company and the other parties to the Business Combination Agreement intend to enter into an amendment to the Business Combination Agreement prior to closing of the Business Combination that will permit the payment of the Non-Redemption Dividend and any necessary actions related thereto. The payment of future dividends, if any, including the Non-Redemption Dividend, will ultimately be determined by HighPeak Energy’s board of directors in light of conditions then existing.

The following paragraphs included in the Cover Page of the Proxy Statement are amended and restated in their entirety as follows (amended disclosure is shown in bold, underlined format):

In connection with previous proposals to amend the Company’s charter in order to extend the date in which the Company had to complete an initial business combination (the “Prior Extensions”), the Sponsor agreed to contribute or cause an affiliate to contribute to the Company as a loan $0.033 for each share of the Company’s Class A Common Stock, par value $0.0001 per share (“Class A Common Stock” or “public shares”), issued in its initial public offering (the “IPO”) that was not redeemed in connection with the Prior Extensions each calendar month needed by the Company to complete an initial business combination. The Company’s Sponsor will pay to the Trust Account $200,000 per month that is needed by the Company to complete the Business Combination from May 21, 2020 until the Extended Date (“Contributions”).

For example, if the Company completes a business combination on August 21, 2020, which would represent three months, the Sponsor would make aggregate Contributions of approximately $600,000. Each Contribution will be deposited in the Trust Account on or before the 23rd day of each calendar month. Accordingly, if the Extension Amendment Proposal is approved and the Extension takes effect then the redemption amount per public share as of August 21, 2020 (assuming 10,000,000 shares of Class A Common Stock remain outstanding after redemptions in connection with the Extension) would be approximately $10.58 per public share, in comparison to the redemption amount at the record date of approximately $10.52 per public share.

The following paragraph is added to the Cover Page of the Proxy Statement immediately prior to the paragraph that begins “If the Extension Amendment Proposal is not approved and we do not consummate a business combination by the Current Outside Date…”:

Further, subsequent to the closing of the Business Combination (assuming the Extension Amendment Proposal is approved), management anticipates recommending that the board of HighPeak Energy declare a one-time cash dividend (the “Non-Redemption Dividend”) to holders of the Company’s Class A Common Stock that do not redeem their shares prior to the Business Combination (“Non-Redeeming Holders”) in an amount per share equal to the amount by which the per-share redemption value of the Company’s Class A Common Stock at the closing of the Business Combination exceeds $10.00 per share as promptly as practicable following the closing of the Business Combination. HighPeak Energy, the Company and the other parties to the Business Combination Agreement intend to enter into an amendment to the Business Combination Agreement prior to closing of the Business Combination that will permit the payment of the Non-Redemption Dividend and any necessary actions related thereto. The payment of future dividends, if any, including the Non-Redemption Dividend, will ultimately be determined by HighPeak Energy’s board of directors in light of conditions then existing.

The second paragraph included in “QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING— Will HighPeak Energy obtain new financing in connection with the Business Combination? If so, what are the anticipated material terms of such financing?” is amended and restated in its entirety as follows (amended disclosure is shown in bold, underlined format):

In order to secure their participation in the Business Combination, Sponsor has offered (i) stockholders that own 10,000 or more shares of Class A Common Stock and commit to participate in the business combination (each, a “Large Stockholder” and, collectively, the “Large Stockholders”) and (ii) PIPE Investors that commit to purchase 10,000 or more shares of HighPeak Energy common stock in the PIPE Investment (“Large PIPE Investors” and, together with the Large Stockholders, the “Large Investors”), certain incentives in connection with their investments (the “Large Investor Offer”) on up to an aggregate of 15,000,000 shares (“Preferred Return Shares”) if such Large Investors participate in the Business Combination (including, in the case of the Large Stockholders, by exchanging their shares of Class A Common Stock for shares of HighPeak Energy common stock) and meet the other requirements of the Large Investor Offer. Specifically, the Large Investor Offer contemplates that, at the end of the two-year anniversary of the closing of the Business Combination, which may be extended for up to six (6) months at the Sponsor’s option (the “Preferred Return Date”), Large Investors that have held their shares of HighPeak Energy common stock from the closing of the Business Combination through the Preferred Return Date would be provided, with respect to such shares, with a 10% preferred simple annual return (the “Preferred Return”) subject to floor downside per-share price of $4.00, in the form of additional shares of HighPeak Energy common stock to the extent required, on terms and conditions to be negotiated with the Large Investors. To secure the Preferred Return, Sponsor will cause to be placed into escrow at closing of the Business Combination up to 31,875,000 shares of HighPeak Energy common stock (i.e., 2.125 shares per share of HighPeak Energy common stock subject to the Large Investor Offer) (“Escrow Shares”) that the HPK Contributors would otherwise receive in the Business Combination, with such shares having an aggregate value at the downside price of $4.00 per share of up to $127.5 million (i.e., in an amount sufficient to provide a 10% preferred simple annual return with respect to 15,000,000 Preferred Return Shares). For example, if the price of HighPeak Energy’s common stock is $12.50 or higher on the Preferred Return Date and the Large Investors hold 15,000,000 Preferred Return Shares, Sponsor would deliver no Escrow Shares to such Large Investors; however, if the Sponsor extends the Preferred Return Date six (6) months pursuant to its option and if the price of HighPeak Energy’s common stock is $4.00 or lower on the Preferred Return Date, HighPeak Energy would deliver all 31,875,000 Escrow Shares, ratably, to such Large Investors. Sponsor seeks to enter into commitment agreements with certain Large Stockholders pursuant to which they commit to participate in the Business Combination and subscription agreements with Large PIPE Investors with respect to a private placement that would close in connection with the closing of the Business Combination (the “PIPE Investment”), which include the Large Investor Offer or something similar. The final terms and conditions of the Large Investor Offer included in such commitment agreements and subscription agreements may vary from the terms described above. Please see below an illustration of the aggregate number of Escrow Shares that would be distributed to the Large Investors under a number of price scenarios assuming the Large Investors held 10,000,000 shares for two years showing payment on the Preferred Return Date and also assuming the six (6) month extension is exercised:

Payment made at Preferred Return Date

All numbers in millions except share price

Share Price	Original Shares	Value of Shares	Total Escrow Shares Available	Escrow Shares Required	Total Value to Investor
$12.50	15	$188	30.000	0.000	$188
$12.00	15	$180	30.000	0.000	$180
$11.00	15	$165	30.000	1.364	$180
$10.00	15	$150	30.000	3.000	$180
$9.00	15	$135	30.000	5.000	$180
$8.00	15	$120	30.000	7.500	$180
$7.00	15	$105	30.000	10.714	$180
$6.00	15	$90	30.000	15.000	$180
$5.00	15	$75	30.000	21.000	$180
$4.00	15	$60	30.000	30.000	$180
$3.33	15	$50	30.000	30.000	$150
$3.00	15	$45	30.000	30.000	$135

Payment made six months following Preferred Return Date

All numbers in millions except share price

Share Price	Original Shares	Value of Shares	Total Escrow Shares Available	Escrow Shares Required	Total Value to Investor
$12.50	15	$188	31.875	0.00	$188
$12.00	15	$180	31.875	0.625	$188
$11.00	15	$165	31.875	2.045	$188
$10.00	15	$150	31.875	3.750	$188
$9.00	15	$135	31.875	5.833	$188
$8.00	15	$120	31.875	8.438	$188
$7.00	15	$105	31.875	11.786	$188
$6.00	15	$90	31.875	16.250	$188
$5.00	15	$75	31.875	22.500	$188
$4.00	15	$60	31.875	31.875	$188
$3.20	15	$48	31.875	31.875	$150
$3.00	15	$45	31.875	31.875	$141

The disclosure included in “QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING— Other than the new financing discussed above, are there any arrangements to help ensure that HighPeak Energy will have sufficient funds, together with the proceeds in the Trust Account, to fund its drilling program following the Business Combination?” is supplemented by adding the paragraph below in between the first and second paragraphs thereof:

Further, subsequent to the closing of the Business Combination (assuming the Extension Amendment Proposal is approved), management anticipates recommending that the board of HighPeak Energy declare a one-time cash dividend (the “Non-Redemption Dividend”) to holders of the Company’s Class A Common Stock that do not redeem their shares prior to the Business Combination (“Non-Redeeming Holders”) in an amount per share equal to the amount by which the per-share redemption value of the Company’s Class A Common Stock at the closing of the Business Combination exceeds $10.00 per share as promptly as practicable following the closing of the Business Combination. The offer of the Non-Redemption Dividend to Non-Redeeming Holders is to incentivize holders not to redeem their shares of Class A Common Stock in connection with the Extension Amendment Proposal or the Business Combination, thus resulting in more funds in the Trust Account at closing of the Business Combination.

The disclosure included in “QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING— Why should I vote “FOR” the Extension Amendment?” is amended and restated in its entirety as follows (amended disclosure is shown in bold, underlined format):

Our Board believes stockholders will benefit from the Company consummating the Business Combination and is proposing the Extension Amendment to extend the date by which the Company has to complete the Business Combination until the Extended Date. The Extension would give the Company the opportunity to complete the Business Combination; however, there can be no assurance that a business combination can be completed by August 21, 2020, if at all.

In connection with previous proposals to amend the Company’s charter in order to extend the date in which the Company had to complete an initial business combination (the “Prior Extensions”), the Sponsor agreed to contribute or cause an affiliate to contribute to the Company as a loan $0.033 for each share of the Company’s Class A Common Stock, par value $0.0001 per share (“Class A Common Stock” or “public shares”), issued in its initial public offering (the “IPO”) that was not redeemed in connection with the Prior Extensions each calendar month needed by the Company to complete an initial business combination. The Company’s Sponsor will pay to the Trust Account $200,000 per month that is needed by the Company to complete the Business Combination from May 21, 2020 until the Extended Date (“Contributions”).

For example, if the Company completes a business combination on August 21, 2020, which would represent three months, the Sponsor would make aggregate Contributions of approximately $600,000. Each Contribution will be deposited in the Trust Account on or before the 23rd day of each calendar month. Accordingly, if the Extension Amendment Proposal is approved and the Extension takes effect then the redemption amount per public share as of August 21, 2020 (assuming 10,000,000 shares of Class A Common Stock remain outstanding after redemptions in connection with the Extension) would be approximately $10.58 per public share, in comparison to the redemption amount at the record date of approximately $10.52 per public share.

Further, subsequent to the closing of the Business Combination (assuming the Extension Amendment Proposal is approved), management anticipates recommending that the board of HighPeak Energy declare the Non-Redemption Dividend to Non-Redeeming Holders in an amount per share equal to the amount by which the per-share redemption value of the Company’s Class A Common Stock at the closing of the Business Combination exceeds $10.00 per share as promptly as practicable following the closing of the Business Combination. HighPeak Energy, the Company and the other parties to the Business Combination Agreement intend to enter into an amendment to the Business Combination Agreement prior to closing of the Business Combination that will permit the payment of the Non-Redemption Dividend and any necessary actions related thereto. The payment of future dividends, if any, including the Non-Redemption Dividend, will ultimately be determined by HighPeak Energy’s board of directors in light of conditions then existing.

The Company’s charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if we do not complete our business combination before May 21, 2020, we will provide our public stockholders with the opportunity to have all or a portion of their shares of Class A Common Stock redeemed upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing the Business Combination, circumstances warrant providing those who believe they might find the Business Combination to be an attractive investment with an opportunity to consider such a transaction.

Our Board recommends that you vote in favor of the Extension Amendment Proposal, but expresses no opinion as to whether you should seek redemption of your public shares.

The fifth and sixth paragraphs included in “QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING— If the Extension Amendment Proposal is approved, what happens next?” is amended and restated in its entirety as follows (amended disclosure is shown in bold, underlined format):

In connection with the Prior Extensions, the Sponsor agreed to contribute or cause an affiliate to contribute to the Company as a loan $0.033 for each share of the Company’s Class A Common Stock that was not redeemed in connection with the Prior Extensions each calendar month needed by the Company to complete an initial business combination. The Company’s Sponsor will pay to the Trust Account $200,000 per month that is needed by the Company to complete the Business Combination from May 21, 2020 until the Extended Date.

For example, if the Company completes a business combination on August 21, 2020, which would represent three months, the Sponsor would make aggregate Contributions of approximately $600,000. Each Contribution will be deposited in the Trust Account on or before the 23rd day of each calendar month. Accordingly, if the Extension Amendment Proposal is approved and the Extension takes effect then the redemption amount per public share as of August 21, 2020 (assuming 10,000,000 shares of Class A Common Stock remain outstanding after redemptions in connection with the Extension) would be approximately $10.58 per public share, in comparison to the redemption amount at the record date of approximately $10.52 per public share.

The first and second paragraphs included in “PROPOSAL NO. 1— THE EXTENSION AMENDMENT—Contribution” is amended and restated in its entirety as follows (amended disclosure is shown in bold, underlined format):

In connection with the Prior Extensions, the Sponsor agreed to contribute or cause an affiliate to contribute to the Company as a loan $0.033 for each share of the Company’s Class A Common Stock that was not redeemed in connection with the Prior Extensions each calendar month needed by the Company to complete an initial business combination. The Company’s Sponsor will pay to the Trust Account $200,000 per month that is needed by the Company to complete the Business Combination from May 21, 2020 until the Extended Date.

For example, if the Company completes a business combination on August 21, 2020, which would represent three months, the Sponsor would make aggregate Contributions of approximately $600,000. Each Contribution will be deposited in the Trust Account on or before the 23rd day of each calendar month. Accordingly, if the Extension Amendment Proposal is approved and the Extension takes effect then the redemption amount per public share as of August 21, 2020 (assuming 10,000,000 shares of Class A Common Stock remain outstanding after redemptions in connection with the Extension) would be approximately $10.58 per public share, in comparison to the redemption amount at the record date of approximately $10.52 per public share.

The disclosure included in “PROPOSAL NO. 1— Interests of the Company’s Directors and Officers” is amended to replace bullet point number 5 following “These interests include, among other things:” with the following (amended disclosure is shown in bold, underlined format):

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the fact that, in connection with the Prior Extensions, the Sponsor agreed to contribute or cause an affiliate to contribute to the Company as a loan $0.033 for each share of the Company’s Class A Common Stock that was not redeemed in connection with the Prior Extensions each calendar month needed by the Company to complete an initial business combination from October 17, 2019 until May 21, 2020, and further, that the Company’s Sponsor will pay, in connection with the Extension, to the Trust Account $200,000 per month needed by the Company to complete an initial business combination from May 21, 2020 until August 21, 2020;